UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )



Filed by the Registrant |_| Filed by a Party other than the Registrant |X|

 Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant toss.240.14a-12


                       PEDIATRIC SERVICES OF AMERICA, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                DAVID NIERENBERG
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

 Payment of Filing Fee (Check the appropriate box): |X| No Fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:

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                                       1

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                       2

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                       PEDIATRIC SERVICES OF AMERICA, INC.

                    ----------------------------------------

                                 PROXY STATEMENT
                                       OF
                                DAVID NIERENBERG
                    ----------------------------------------

         This Proxy Statement is being furnished to you by DAVID NIERENBERG (AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF PEDIATRIC SERVICES OF AMERICA, INC.) in connection with the 2003 Annual Meeting of the stockholders of Pediatric Services of America, Inc., a Delaware corporation (the "Company"), to be held, according to the Company, at 9:00 a.m., local time, on Wednesday, February 12, 2003, in the Medlock Auditorium at the Northeast Atlanta Hilton Hotel located at 5993 Peachtree Industrial Boulevard, Norcross, Georgia, and any adjournments thereof (the "Annual Meeting"). The date of this Proxy Statement is February 5, 2003.

         Mr. Nierenberg is President of Nierenberg Investment Management Company, which is the General Partner of The D3 Family Fund, L.P. Nierenberg Investment Management Company and The D3 Family Fund, L.P. may be considered participants in this solicitation. Accordingly, Mr. Nierenberg, Nierenberg Investment Management Company and The D3 Family Fund, L.P. will be referred to in this Proxy Statement by "we" or "our" as the context requires, or as the "Participants." Mr. Nierenberg is not seeking proxy authority. Rather, for the reasons stated below, Mr. Nierenberg is soliciting against the re-election of Joseph Sansone as a member of the Company's board of directors by urging you to withhold your votes for the re-election of Mr. Sansone. More information about the reasons for Mr. Nierenberg's solicitation and the background of Mr. Nierenberg and other participants in his solicitation is provided in this proxy statement under the headings "Introduction", "Reasons to Withhold Your Votes" and "Beneficial Ownership of the Participants."

                                  INTRODUCTION

         David Nierenberg is President of Nierenberg Investment Management Company, an investment adviser. The D3 Family Fund, L.P. is a Washington limited partnership that was formed to invest in publicly traded stock and other securities. The principal business address of Mr. Nierenberg, the Nierenberg Investment Management Company, and the D3 Family Fund is 19605 N.E. 8th St., Camas, WA 98607.

         None of the Participants holds any office or position with the Company. Except as otherwise disclosed in this Proxy Statement, there are no contracts, arrangements, understandings or relationships, legal or other, among the Participants or their associates with respect to any securities of the Company. Transactions by the Participants with respect to the Company's common stock over the last two years are set forth in Schedule I to the Proxy Statement.

         The Participants are investors in the Company and together beneficially own substantially more shares of its common stock (971,830 shares, or approximately 14.2%) than all five of the Company's existing directors together (who, according to the Company's proxy statement, collectively hold beneficial ownership of 594,360 shares, or approximately 8.3%, which number includes options to purchase 265,759 shares). The Participants are extremely unhappy about the Company's compensation package for its Chief Executive Officer Joseph
D. Sansone, who also serves as a director and is standing for re-election to the Company's board of directors.

         At the 2003 annual meeting, the stockholders of the Company will have the opportunity to vote on the re-election of Mr. Sansone to the Company's board of directors. Background information about Mr. Sansone and his qualifications can be found on page four of the Company's proxy statement.

         The Participants are not soliciting proxies from any stockholders. Rather, the participants have engaged in this solicitation to urge the Company's stockholders to withhold their votes for the re-election of Mr. Sansone.

                         REASONS TO WITHHOLD YOUR VOTES

         The Participants believe that, by withholding votes for the re-election of Mr. Sansone to the board of directors, we can send a message to the Company's board of directors to implement compensation reform and restore value to the Company's stockholders. There is no assurance, however, that withholding votes for the election of Mr. Sansone will accomplish the Participants' goals of executive compensation reform and restoration of stockholder value.

         While we are pleased with the Company's recent changes in corporate governance and the Company's reiteration of earnings guidance for fiscal 2003, we remain extremely unhappy about the compensation paid to the Company's Chief Executive Officer, Mr. Sansone. We believe the $200,000 bonus the board of directors recently awarded him for 2002, plus the constructive termination protection just added to his severance package, are not justified given the Company's financial performance and failure to achieve its goals. For these reasons and others discussed below we are urging stockholders to withhold their votes with respect to the re-election of Mr. Sansone.

         We believe strongly, as a matter of first principle, that CEO compensation must be driven only by corporate performance and by the creation of stockholder value. CEO compensation is not an entitlement and must be earned. Given the Company's actual financial performance compared with its forecasted earnings for fiscal 2002, we believe Mr. Sansone was not entitled to a bonus (which was 55% of his base salary).

         During quarterly earnings calls with analysts and shareholders on December 4, 2001and February 1, 2002, the Company's management forecast an EBITDA margin of 9% for fiscal 2002 in addition to double-digit revenue growth. Although EBITDA is only one of several widely used and accepted measurements of a company's financial performance, it was voluntarily chosen by the Company's senior management and disclosed during those earnings calls as a useful measurement of its present and future financial performance and the Company's operating cash flow. Accordingly, it is our belief that EBITDA is a key metric that management and its investors and analysts focused on. But instead of exiting the fourth fiscal quarter of 2002 at 9%, the Company delivered an EBITDA margin of only 6% although the revenue growth target was achieved.

         The board of directors responded to the Company's financial performance by giving the CEO a $200,000 bonus and a 5% raise. Judging from the disclosure in the Company's proxy statement dated December 17, 2002, it is unclear exactly what the basis was for the compensation committee of the board of directors to award Mr. Sansone a bonus and raise. As stockholders of the Company, based on the Company's financial performance for fiscal 2002 compared to its twice-forecasted EBITDA targets, we believe such compensation--in particular a 55% bonus--is inappropriate and sends the wrong message.

         Instead, we have urged the Company's compensation committee to adopt reforms to the CEO's compensation. Specifically, we believe that the following five changes should be made to the CEO's compensation package:

              o The $200,000 bonus for 2002 should be reduced to zero. If already paid, the funds should be returned to the Company.

              o The change in the CEO's severance package, enabling him to yank his golden parachute if a majority of directors, not previously approved by the board, are elected to the board, should be eliminated completely.

              o Revise the CEO severance package recently approved by the board of directors. We believe the economics of Mr. Sansone's severance package are excessively generous--providing the CEO, according to our analysis, with up to 42 months of salary plus 150% of his prior year bonus plus full vesting of options plus full funding of deferred compensation.

              o Drastically reduce the $80,000 car allowance given to the CEO. A public company CEO does not need an $80,000 luxury automobile at company expense even if the CEO does not fully use the allowance. A $20,000 vehicle should be perfectly adequate and that is what we recommend.

              o The CEO should have no more raises in his salary until the Company returns to the 9% EBITDA margin that was originally forecasted by Company management. We are not opposed to raises for other executives or for the employees. We continue to believe that the 9% EBITDA margin voluntarily chosen by the Company as a future indicator of its financial performance will provide an accurate measurement of the Company's profitability and cash flow and momentum for growth.

         It is our belief that the board's compensation committee needs to be changed to bring its views and composition into proper alignment with the economic realities of the Sarbanes-Oxley world of improved corporate governance. We believe the changes suggested below will go a long way toward this goal by seeking out directors who are fully independent of the CEO and the Company's senior management. We do not expect these committee changes to occur before the upcoming annual meeting, but we would like to see them made by the middle of the new calendar year. Specifically, we believe two changes are needed:

              o The Company needs to have a new compensation committee chair who has not served on the Company's board since its founding in 1989. We believe it is possible that someone who has served as a director with the CEO since the Company was founded could grow too close to and supportive of the CEO and, due to this relationship, might fail to take the actions necessary to put shareholder interests first as opposed to the interests of management.

              o The majority of the members of the compensation committee also need to be relatively new and fully independent so that they will serve as stockholder advocates.

         We have communicated our suggestions to the Company's board of directors. To date, none of our recommendations has been adopted formally by the board. Accordingly, because these suggestions have not been accepted by the board and will not be implemented by the Company before the annual meeting, we have voted all of our shares against the re-election of the CEO as a director and we urge all other stockholders to vote the same way.

         At this time, we have no intention--regardless of the election's outcome--of calling a special meeting of stockholders to elect a new slate of directors or taking any other action with respect to control of the Company. However, as stockholders of just over 14% of the Company's outstanding shares, we expect the Company's board of directors to listen and respond to our reasonable suggestions regarding executive compensation.

         Three members of the board of directors contacted us on January 20, 2003 by telephone to discuss our suggestions. They made clear to us they were speaking only as individual directors and not on behalf of the Company's board. Although the three directors indicated to us that they will examine the CEO's compensation package prospectively and also consider the addition of independent directors to the Company's existing board of directors, we nonetheless urge stockholders to vote "withhold" on your proxy cards.

         The recent enactment of the Sarbanes-Oxley legislation signifies that the Congress, the SEC, and the White House see themselves as stockholder advocates. The nation is disgusted with corporate cronyism, angered by excessive executive compensation, and committed to seeing CEO compensation tightly and directly linked to performance which builds real long term stockholder value. A vote to withhold your shares from voting for the re-election of Mr. Sansone will send a message to the Company's board of directors that its stockholders want the Company's executives to be compensated properly and be focused on restoring value.

                    BENEFICIAL OWNERSHIP OF THE PARTICIPANTS

         The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of December 31, 2002 by the Participants. According to the Company's proxy statement, the Company had 6,850,397 shares of common stock outstanding as of December 16, 2002.

                                                        SHARES BENEFICIALLY
NAME                                               OWNED AS OF DECEMBER 31, 2002       PERCENT BENEFICIALLY OWNED
----                                               -----------------------------       --------------------------
D3 Family Fund, L.P.                                      920,830                                  13.4%
David Nierenberg                                          971,830 (1)                              14.2%

                                       3

Nierenberg Investment Management                                0                                      *
Company, Inc.
All participants in solicitation as a group               971,830 (2)                              14.2%

* Less than 1% of the Company's outstanding shares.

(1) David Nierenberg is President of Nierenberg Investment Management Company, the General Partner of The D3 Family Fund, L.P. (the "Fund"). The Fund has sole voting and dispositive power over 920,830 shares of common stock. The address for the Fund is 19605 North East 8th Street, Camas, Washington 98607. By virtue of his position with Nierenberg Investment Management Company, Mr. Nierenberg has the sole power to vote and dispose of the common stock owned by The D3 Family Fund. In addition, Mr. Nierenberg has sole voting and dispositive power with respect to 20,000 shares of common stock owned by Haredale, Ltd, a Bahamian corporation. The address for Haredale, Ltd is P.O. Box N-4465, Nassau, New Providence, The Bahamas. Mr. Nierenberg disclaims beneficial ownership of the shares held by Haredale, Ltd. Mr. Nierenberg also has sole voting and dispositive power over 7,500 shares of common stock held by Olivier Roux of Talisman Management, Ltd., 3,000 shares of common stock held by Mr. James Henry Hildebrandt of Bain & Company, 3,000 shares of common stock held by Toxford Corporation, 10,000 shares of common stock held by The David and Patricia Nierenberg 1993 Irrevocable Trust, 3,000 shares of common stock directly held by Bruno Tiphine, and 4,500 shares of common stock jointly held by Rita and Bruno Tiphine.

(2) Does not equal the sum of the above figures because of joint beneficial ownership of shares.

         A list of transactions by the Participants with respect to the Company's common stock over the past two years is attached to this Proxy Statement as Schedule I. No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of the Company other than the common stock described above. No Participant beneficially owns any securities of any parent or subsidiary of the Company. No Participant has record but not beneficial ownership with respect to any securities of the Company.

         The Participants have not entered into any contracts, arrangements or understandings within the past year with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. In addition, the Participants do not know of any transactions during the past year, currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates had, or will have, a direct or indirect material interest.

         The Participants have not entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

                                     VOTING

General
--------

      As set forth in the Company's proxy statement, the securities that can be voted at the Annual Meeting consist of common stock of the Company, $.01 par value per share, with each share entitling its owner to one vote on each matter properly submitted to the stockholders. The record date for determining the holders of common stock who are entitled to receive notice of and to vote at the Annual Meeting is December 16, 2002 (the "Record Date"). On the Record Date, 6,850,397 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required
-------------------------

      According to the Company's proxy statement, the presence, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against," as well as abstentions (including instructions to withhold authority to vote) and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), will be used.

      As set forth in the Company proxy statement, in voting for the proposal to elect one director, stockholders may vote in favor of the nominee or withhold their votes as to the nominee. Pursuant to the Bylaws of the Company, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting is required to approve the proposal. As a result, shares which are withheld or abstained from voting and any broker non-votes with regard to a proposal will have the same legal effect as a vote against the proposal.

      According to the Company's proxy statement, any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to James M. McNeill, Secretary of the Company, at 310 Technology Parkway, Norcross, Georgia 30092-2929, by executing and delivering to Mr. McNeill a proxy card bearing a later date, or by voting in person at the Annual Meeting.

                             ADDITIONAL INFORMATION

         Other than the election of directors, we are not aware of any proposals to be brought before the Company's Annual Meeting. If other proposals are brought before the Annual Meeting, the persons named as proxies in the proxy card distributed by the Company will vote on these matters in their discretion.

         The Company's proxy statement is required to set forth information regarding:

              o the beneficial ownership of shares of the Company's voting securities by:

                  o any person known to the Company to beneficially own more than 5% of any class of voting securities of the Company;
                  o each director and nominee, and certain executive officers of the Company; and
                  o    all directors as a group;

              o information concerning the Company's directors and management, including information relating to management compensation; and

         The information concerning the Company contained in this Proxy Statement has been taken from or is based upon publicly available information. Although Mr. Nierenberg does not have any information that would indicate that any information contained in this Proxy Statement concerning the Company is inaccurate or incomplete, Mr. Nierenberg does not take any responsibility for the reliability of such information.

         The Participants are soliciting security holders of the Company through the mail, and may solicit security holders of the Company in person or by telephone, e-mail, facsimile or the internet. Solicitations may be made by employees of the Participants, none of whom will receive any additional compensation for such solicitations. The entire expense of this solicitation is being borne by the Participants, and the Participants do not intend to seek reimbursement for this expense from the Company. Costs of this solicitation are currently estimated to be approximately $10,000. The Participants estimate that expenses incurred to date are approximately $7,500.

                 STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING

      According to page 16 of the Company's proxy statement, proposals of stockholders, including nominations for the Board of Directors, intended to be included in the Company's proxy materials for the 2004 Annual Meeting of Stockholders or to be presented in person at the 2004 Annual Meeting of Stockholders must be submitted to the Company in accordance with the procedures set forth in Article II, Sections 5 and 6, respectively, of the Bylaws of the Company. Accordingly, stockholders must submit such proposals and nominations in writing to the Company no earlier than June 20, 2003 and no later than August 19, 2003 in order for such matters to be presented for consideration and voted upon at the 2004 Annual Meeting. All such proposals and nominations should be submitted by certified mail, return receipt requested, and must be received by the Secretary at the Company's corporate offices at 310 Technology Parkway, Norcross, Georgia 30092-2929.


         WE URGE YOU TO TAKE ADVANTAGE OF THIS OPPORTUNITY TO WITHHOLD YOUR VOTES AS TO THE PROPOSED RE-ELECTION OF JOSEPH D. SANSONE AS A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY.

         Questions, or requests for additional copies of this Proxy Statement, should be directed to:

                              Mr. David Nierenberg
                 Nierenberg Investment Management Company, Inc.
                               19605 NE 8th Street
                             Camas, Washington 98607
                            Telephone: (360) 604-8600
                            Facsimile: (360) 604-1811
                          email: david@d3familyfund.com

Dated:  February 5, 2003

                                   SCHEDULE I

       TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

                           BY THE D3 FAMILY FUND, L.P.

------------------------------------------------------------------------------------------------------

   TYPE OF SECURITIES      SHARES OF SECURITIES PURCHASED/(SOLD)               DATE OF PURCHASE/(SALE)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      common stock                         3,500                                       6/26/00
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                        7/6/00
------------------------------------------------------------------------------------------------------
      common stock                        68,500                                       7/10/00
------------------------------------------------------------------------------------------------------
      common stock                        13,500                                       7/14/00
------------------------------------------------------------------------------------------------------
      common stock                         6,000                                       7/17/00
------------------------------------------------------------------------------------------------------
      common stock                         3,500                                       7/19/00
------------------------------------------------------------------------------------------------------
      common stock                        10,000                                       7/21/00
------------------------------------------------------------------------------------------------------
      common stock                        20,000                                       7/24/00
------------------------------------------------------------------------------------------------------
      common stock                         5,000                                       7/25/00
------------------------------------------------------------------------------------------------------
      common stock                         3,930                                       7/26/00
------------------------------------------------------------------------------------------------------
      common stock                        53,000                                       7/28/00
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       7/31/00
------------------------------------------------------------------------------------------------------
      common stock                        15,500                                        8/2/00
------------------------------------------------------------------------------------------------------
      common stock                         5,500                                        8/8/00
------------------------------------------------------------------------------------------------------
      common stock                        70,000                                       8/10/00
------------------------------------------------------------------------------------------------------
      common stock                        10,000                                       8/11/00
------------------------------------------------------------------------------------------------------
      common stock                         7,500                                       8/14/00
------------------------------------------------------------------------------------------------------
      common stock                        14,000                                       8/15/00
------------------------------------------------------------------------------------------------------
      common stock                        16,500                                       8/17/00
------------------------------------------------------------------------------------------------------
      common stock                        13,500                                       8/21/00
------------------------------------------------------------------------------------------------------
      common stock                         8,500                                       8/22/00
------------------------------------------------------------------------------------------------------
      common stock                        34,000                                       8/24/00
------------------------------------------------------------------------------------------------------
      common stock                        10,000                                       8/25/00
------------------------------------------------------------------------------------------------------
      common stock                        11,000                                       8/28/00
------------------------------------------------------------------------------------------------------
      common stock                         3,000                                       8/29/00
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       8/31/00
------------------------------------------------------------------------------------------------------
      common stock                        14,000                                        9/1/00
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                        9/5/00
------------------------------------------------------------------------------------------------------
      common stock                        372,000                                       9/7/00
------------------------------------------------------------------------------------------------------
      common stock                        11,500                                        9/8/00
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                       9/11/00
------------------------------------------------------------------------------------------------------
      common stock                        16,000                                       9/12/00
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                       9/13/00
------------------------------------------------------------------------------------------------------
      common stock                        14,000                                       9/14/00
------------------------------------------------------------------------------------------------------
      common stock                        33,000                                       9/15/00
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                       9/18/00
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                       9/27/00
------------------------------------------------------------------------------------------------------
      common stock                         3,000                                       9/28/00
------------------------------------------------------------------------------------------------------
      common stock                          500                                        10/6/00
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       10/9/00
------------------------------------------------------------------------------------------------------

                                       7

   TYPE OF SECURITIES      SHARES OF SECURITIES PURCHASED/(SOLD)               DATE OF PURCHASE/(SALE)
      common stock                         1,500                                       10/10/00
------------------------------------------------------------------------------------------------------
      common stock                         3,000                                       10/11/00
------------------------------------------------------------------------------------------------------
      common stock                         7,500                                       10/12/00
------------------------------------------------------------------------------------------------------
      common stock                         5,000                                       10/13/00
------------------------------------------------------------------------------------------------------
      common stock                         2,000                                       10/16/00
------------------------------------------------------------------------------------------------------
      common stock                         3,500                                       10/25/00
------------------------------------------------------------------------------------------------------
      common stock                         1,500                                       11/17/00
------------------------------------------------------------------------------------------------------
      common stock                         6,000                                       11/21/00
------------------------------------------------------------------------------------------------------
      common stock                         8,000                                       11/22/00
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       11/28/00
------------------------------------------------------------------------------------------------------
      common stock                        15,000                                       11/29/00
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                       11/30/00
------------------------------------------------------------------------------------------------------
      common stock                         7,000                                       12/14/00
------------------------------------------------------------------------------------------------------
      common stock                         2,000                                       12/15/00
------------------------------------------------------------------------------------------------------
      common stock                         4,500                                       12/22/00
------------------------------------------------------------------------------------------------------
      common stock                        19,500                                       12/26/00
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       12/27/00
------------------------------------------------------------------------------------------------------
      common stock                         5,000                                       12/28/00
------------------------------------------------------------------------------------------------------
      common stock                        30,500                                       12/29/00
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                        1/4/01
------------------------------------------------------------------------------------------------------
      common stock                        28,500                                        1/5/01
------------------------------------------------------------------------------------------------------
      common stock                        88,000                                        1/9/01
------------------------------------------------------------------------------------------------------
      common stock                         5,000                                       1/10/01
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       1/24/01
------------------------------------------------------------------------------------------------------
      common stock                         8,500                                       1/25/01
------------------------------------------------------------------------------------------------------
      common stock                         1,500                                       1/30/01
------------------------------------------------------------------------------------------------------
      common stock                        10,000                                       1/31/01
------------------------------------------------------------------------------------------------------
      common stock                         1,500                                        2/1/01
------------------------------------------------------------------------------------------------------
      common stock                         5,000                                       2/21/01
------------------------------------------------------------------------------------------------------
      common stock                         2,000                                       2/22/01
------------------------------------------------------------------------------------------------------
      common stock                        36,300                                       2/23/01
------------------------------------------------------------------------------------------------------
      common stock                         3,000                                       2/28/01
------------------------------------------------------------------------------------------------------
      common stock                        10,000                                        3/5/01
------------------------------------------------------------------------------------------------------
      common stock                         5,000                                        3/6/01
------------------------------------------------------------------------------------------------------
      common stock                         3,500                                        3/8/01
------------------------------------------------------------------------------------------------------
      common stock                        10,000                                       6/21/01
------------------------------------------------------------------------------------------------------
      common stock                        12,000                                       6/27/01
------------------------------------------------------------------------------------------------------
      common stock                        15,000                                       6/29/01
------------------------------------------------------------------------------------------------------
      common stock                         1,000                                        7/2/01
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                       7/13/01
------------------------------------------------------------------------------------------------------
      common stock                         4,000                                       7/17/01
------------------------------------------------------------------------------------------------------
      common stock                         2,000                                       7/18/01
------------------------------------------------------------------------------------------------------
      common stock                         2,000                                       7/20/01
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       7/23/01
------------------------------------------------------------------------------------------------------
      common stock                         1,500                                       7/24/01
------------------------------------------------------------------------------------------------------
      common stock                        16,000                                       7/25/01
------------------------------------------------------------------------------------------------------

                                       8

   TYPE OF SECURITIES      SHARES OF SECURITIES PURCHASED/(SOLD)               DATE OF PURCHASE/(SALE)
      common stock                        29,600                                       12/20/02
------------------------------------------------------------------------------------------------------
      common stock                        15,000                                       12/31/02
------------------------------------------------------------------------------------------------------
      common stock                        (8,000)                                      (2/4/02)
------------------------------------------------------------------------------------------------------
      common stock                       (300,000)                                    (2/13/02)
------------------------------------------------------------------------------------------------------
      common stock                        (2,500)                                     (2/14/02)
------------------------------------------------------------------------------------------------------
      common stock                       (32,500)                                     (2/25/02)
------------------------------------------------------------------------------------------------------
      common stock                       (50,000)                                     (2/26/02)
------------------------------------------------------------------------------------------------------
      common stock                       (15,000)                                     (2/27/02)
------------------------------------------------------------------------------------------------------
      common stock                        (4,000)                                      (3/4/02)
------------------------------------------------------------------------------------------------------
      common stock                       (25,000)                                      (3/5/02)
------------------------------------------------------------------------------------------------------

                              BY DAVID NIERENBERG*

------------------------------------------------------------------------------------------------------
      common stock                        30,000                                       7/28/00
------------------------------------------------------------------------------------------------------
      common stock                       (10,000)                                     (2/13/02)
------------------------------------------------------------------------------------------------------
      common stock                         3,000                                       10/1/02
------------------------------------------------------------------------------------------------------
      common stock                         3,000                                       10/1/02
------------------------------------------------------------------------------------------------------
      common stock                         3,000                                       11/14/02
------------------------------------------------------------------------------------------------------
      common stock                         2,000                                       11/14/02
------------------------------------------------------------------------------------------------------
      common stock                         2,500                                       11/15/02
------------------------------------------------------------------------------------------------------
      common stock                         7,500                                       10/1/02
------------------------------------------------------------------------------------------------------
      common stock                        10,000                                       10/1/02
------------------------------------------------------------------------------------------------------

* Includes transactions on behalf of accounts over which Mr. Nierenberg has sole voting and dispositive authority.










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